UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 20, 2013

PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On February 20, 2013, the Board of Directors (the “Board”) of PBF Energy Inc. (the “Company”) increased the size of the Board from eight to nine members and appointed Mr. Edward F. Kosnik as a director.  Mr. Kosnik will serve on the Board’s Audit Committee, which will now consist of Jefferson F. Allen, Dennis Houston and Mr. Kosnik.

Mr. Kosnik will participate in the Company’s compensation program for its non-employee, outside directors, as described on page 144 of the Company’s Prospectus dated December 12, 2012 filed pursuant to Rule 424(b)(4) of the Securities Act of 1933 (the “Securities Act”), including an annual cash retainer of $100,000 and a $100,000 grant of restricted shares of the Company’s Class A common stock.  In addition, the Company will enter into its standard form of indemnification agreement with Mr. Kosnik.

The Board determined that Mr. Kosnik meets the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards and that there are no transactions between Mr. Kosnik and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Pursuant to a stockholders agreement with us, each of our financial sponsors, funds affiliated with The Blackstone Group L.P., or Blackstone, and First Reserve Management, L.P., or First Reserve, has the right to nominate three directors to our board of directors so long as it owns 25% or more of the voting power of all shares of our capital stock entitled to vote generally in the election of directors.  Mr. Kosnik will serve as the third designee of First Reserve.

The press release announcing Mr. Kosnik’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K.   Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

(e) Compensatory Arrangements of Certain Officers

Base Salary Increases

On February 20, 2013, the Compensation Committee of the Board approved base salary adjustments for the Chief Executive Officer and the Chief Financial Officer, effective immediately, as follows:

Named Executive Officers & Title	New Base Salary
Thomas J. Nimbley, Chief Executive Officer	$850,000
Matthew C. Lucey, Senior Vice President and Chief Financial Officer	$500,000

Grant of Awards to Named Executive Officers

On February 20, 2013, the Board approved, based on the recommendation of the Compensation Committee, equity awards granted under the Company’s 2012 Equity Incentive Plan to the Executive Chairman of the Board and the Chief Executive Officer, as follows:

Named Executive Officers & Title	Class A Common Stock Options	Restricted Class A Common Stock
Thomas D. O’Malley, Executive Chairman of the Board	-	40,000
Thomas J. Nimbley, Chief Executive Officer	100,000	-

Each of the awards will vest in four equal annual installments commencing on the first anniversary of the date of grant, subject to acceleration under certain circumstances set forth in the applicable award agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description

99.1                     Press release dated February 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2013

PBF Energy Inc. (Registrant)

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.         Description

99.1                     Press release dated February 20, 2013